UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 2, 2007
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(408) 517-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURE

Item 8.01. Other Events.
     On April 2, 2007, Symantec Corporation (“Symantec”) made a management rotation, placing Thomas Kendra and Enrique Salem in the positions of Group President of the Security and Data Management Business Unit and Group President of Worldwide Sales and Marketing, respectively. Mr. Kendra and Mr. Salem previously held the positions of Group President of Worldwide Sales and Services and Group President of the Consumer Business Unit, respectively.
     On April 2, 2007, Symantec also promoted Greg Hughes to the position of Group President of Global Services and promoted Janice Chaffin to the position of Group President of the Consumer Business Unit. Mr. Hughes previously held the position of Executive Vice President of Worldwide Services and Support, and Ms. Chaffin previously held the position of Executive Vice President and Chief Marketing Officer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
Date: April 2, 2007	By:	/s/ Arthur F. Courville
Arthur F. Courville
Executive Vice President, General Counsel and Secretary